Supplemental Information | As of March 31, 20230 Supplemental Information First Quarter 2023 Exhibit 99.2

Supplemental Information | As of March 31, 20231 Table of Contents Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Information | As of March 31, 20232 l t l I f r ti | s f rc , 2 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $176 and $156 for the three months ended March 31, 2023 and 2022, respectively. 2. Includes reimbursable income from our tenants of $591 and $553 for the three months ended March 31, 2023 and 2022, respectively. 3. Includes reimbursable expenses from our tenants of $591 and $554 for the three months ended March 31, 2023 and 2022, respectively. 4. During the three months ended March 31, 2022, includes debt extinguishment costs associated with the restructuring of our credit and term loan facilities. Financial Summary Consolidated Statements of Operations Three Months Ended March 31, (in thousands, except share and per share data) 2023 2022 (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 78,172 $ 66,112 Interest on loans and direct financing lease receivables 4,446 3,822 Other revenue, net 1,069 187 Total revenues 83,687 70,121 Expenses: General and administrative 8,583 8,063 Property expenses3 843 1,009 Depreciation and amortization 23,824 20,313 Provision for impairment of real estate 677 3,935 Change in provision for credit losses (30) 60 Total expenses 33,897 33,380 Other operating income: Gain on dispositions of real estate, net 4,914 1,658 Income from operations 54,704 38,399 Other (expense)/income: Loss on debt extinguishment4 — (2,138) Interest expense (12,133) (9,160) Interest income 638 18 Income before income tax expense 43,209 27,119 Income tax expense 153 301 Net income 43,056 26,818 Net income attributable to non-controlling interests (160) (119) Net income attributable to stockholders $ 42,896 $ 26,699 Basic weighted-average shares outstanding 144,406,044 126,839,258 Basic net income per share $ 0.30 $ 0.21 Diluted weighted-average shares outstanding 146,000,007 127,923,499 Diluted net income per share $ 0.29 $ 0.21

Supplemental Information | As of March 31, 20233 l t l I f r ti | s f rc , 3 1. During the three months ended March 31, 2023, includes $0.9 million of insurance recovery income related to two properties and, during the three months ended March 31, 2022, includes debt extinguishment costs associated with the restructuring of our credit and term loan facilities. 2. Calculations exclude $101 and $90 from the numerator for the three months ended March 31, 2023 and 2022, respectively, related to dividends paid on unvested restricted stock units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Three Months Ended March 31, (unaudited, in thousands except per share amounts) 2023 2022 Net income $ 43,056 $ 26,818 Depreciation and amortization of real estate 23,799 20,287 Provision for impairment of real estate 677 3,935 Gain on dispositions of real estate, net (4,914) (1,658) Funds from Operations 62,618 49,382 Non-core (income) expenses1 (876) 2,138 Core Funds from Operations 61,742 51,520 Adjustments: Straight-line rental revenue, net (6,838) (6,265) Non-cash interest expense 819 661 Non-cash compensation expense 2,721 2,836 Other amortization expense 281 194 Other non-cash charges (35) 56 Capitalized interest expense (432) (66) Adjusted Funds from Operations $ 58,258 $ 48,936 Net income per share2: Basic $ 0.30 $ 0.21 Diluted $ 0.29 $ 0.21 FFO per share2: Basic $ 0.43 $ 0.39 Diluted $ 0.43 $ 0.39 Core FFO per share2: Basic $ 0.43 $ 0.40 Diluted $ 0.42 $ 0.40 AFFO per share2: Basic $ 0.40 $ 0.38 Diluted $ 0.40 $ 0.38

Supplemental Information | As of March 31, 20234 l t l I f r ti | s f rc , 4 Financial Summary Consolidated Balance Sheets (in thousands, except share and per share amounts) March 31, 2023 December 31, 2022 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,274,398 $ 1,228,687 Building and improvements 2,554,139 2,440,630 Lease incentive 18,191 18,352 Construction in progress 42,777 34,537 Intangible lease assets 87,851 88,364 Total real estate investments, at cost 3,977,356 3,810,570 Less: accumulated depreciation and amortization (297,362) (276,307) Total real estate investments, net 3,679,994 3,534,263 Loans and direct financing lease receivables, net 231,731 240,035 Real estate investments held for sale, net 5,398 4,780 Net investments 3,917,123 3,779,078 Cash and cash equivalents 70,958 62,345 Restricted cash — 9,155 Straight-line rent receivable, net 85,425 78,587 Derivative assets 36,640 47,877 Rent receivables, prepaid expenses and other assets, net 26,201 22,991 Total assets $ 4,136,347 $ 4,000,033 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,025,773 $ 1,025,492 Senior unsecured notes, net 395,426 395,286 Revolving credit facility — — Intangible lease liabilities, net 11,536 11,551 Dividend payable 41,183 39,398 Derivative liabilities 6,024 2,274 Accrued liabilities and other payables 25,778 29,261 Total liabilities 1,505,720 1,503,262 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 3/31/23 and 12/31/22 — — Common stock, $0.01 par value; 500,000,000 authorized; 148,838,117 and 142,379,655 issued and outstanding as of 3/31/23 and 12/31/22, respectively 1,488 1,424 Additional paid-in capital 2,712,797 2,563,305 Distributions in excess of cumulative earnings (118,066) (117,187) Accumulated other comprehensive loss 25,982 40,719 Total stockholders' equity 2,622,201 2,488,261 Non-controlling interests 8,426 8,510 Total equity 2,630,627 2,496,771 Total liabilities and equity $ 4,136,347 $ 4,000,033

Supplemental Information | As of March 31, 20235 l t l I f r ti | s f rc , 5 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. Adjustment made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended March 31, 2023 had occurred on January 1, 2023. 2. Adjustment made to i) exclude non-core income and expense adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) March 31, 2023 Net income $ 43,056 Depreciation and amortization 23,824 Interest expense 12,133 Interest income (638) Income tax expense 153 EBITDA 78,528 Provision for impairment of real estate 677 Gain on dispositions of real estate, net (4,914) EBITDAre 74,291 Adjustment for current quarter re-leasing, acquisition and disposition activity1 3,370 Adjustment to exclude other non-core and non-recurring activity2 (328) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (371) Adjusted EBITDAre - Current Estimated Run Rate 76,962 General and administrative 8,005 Adjusted net operating income ("NOI") 84,967 Straight-line rental revenue, net1 (8,016) Other amortization expense 281 Adjusted Cash NOI $ 77,232 Annualized EBITDAre $ 297,164 Annualized Adjusted EBITDAre $ 307,848 Annualized Adjusted NOI $ 339,868 Annualized Adjusted Cash NOI $ 308,928

Supplemental Information | As of March 31, 20236 l t l I f r ti | s f rc , 6 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps and SOFR premium of 10bps. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 3. Common equity & units as of March 31, 2023, based on 148,838,117 common shares outstanding and 553,847 OP units held by non-controlling interests. 4. Pro forma adjustments have been made to reflect 4,421,401 shares sold on a forward basis in the Company’s February 2023 follow-on equity offering as if they had been physically settled for cash on March 31, 2023. (dollars in thousands, except share and per share amounts) March 31, 2023 Rate Wtd. Avg. Maturity Unsecured debt: April 2024 term loan1 $ 200,000 2.9% 1.0 years February 2027 term loan1 430,000 2.4% 3.9 years January 2028 term loan1 400,000 4.6% 4.8 years Senior unsecured notes due July 2031 400,000 3.1% 8.3 years Revolving credit facility2 — —% 2.9 years Total unsecured debt 1,430,000 3.3% 5.0 years Gross debt 1,430,000 Less: cash & cash equivalents (70,958) Less: restricted cash available for future investment — Net debt 1,359,042 Equity: Preferred stock — Common stock & OP units (149,391,964 shares @ $24.85/share as of 3/31/23)3 3,712,390 Total equity 3,712,390 Total enterprise value ("TEV") $ 5,071,432 Pro forma adjustments to Net Debt and TEV:4 Net debt $ 1,359,042 Less: cash received — unsettled forward equity (103,605) Pro forma net debt 1,255,437 Total equity 3,712,390 Common stock — unsettled forward equity (4,421,401 shares @ $24.85/share as of 3/31/23) 109,872 Pro forma TEV $ 5,077,699 Gross Debt / Undepreciated Gross Assets 32.2% Net Debt / TEV 26.8% Net Debt / Annualized Adjusted EBITDAre 4.4x Pro Forma Gross Debt / Undepreciated Gross Assets 31.5% Pro Forma Net Debt / Pro Forma TEV 24.7% Pro Forma Net Debt / Annualized Adjusted EBITDAre 4.1x

Supplemental Information | As of March 31, 20237 Net Investment Activity Investment Summary 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loans receivable collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 Number of Transactions 34 31 55 23 23 27 39 24 Property Count 94 85 96 105 39 40 115 57 Average Investment per Unit (in 000s) $2,354 $2,676 $3,230 $2,187 $3,870 $3,750 $2,782 $3,401 Cash Cap Rates2 7.1% 7.0% 6.9% 7.0% 7.0% 7.1% 7.5% 7.6% GAAP Cap Rates3 7.8% 7.9% 7.8% 7.8% 8.0% 8.2% 8.8% 9.0% Weighted Average Lease Escalation 1.4% 1.6% 1.6% 1.4% 1.5% 1.6% 1.8% 2.0% Master Lease %4,5 83% 80% 59% 83% 86% 68% 90% 86% Sale-Leaseback %4,6 88% 84% 96% 100% 100% 89% 99% 100% Existing Relationship %4 97% 81% 89% 83% 79% 94% 95% 94% % of Financial Reporting4 100% 100% 98% 100% 100% 100% 100% 100% Rent Coverage Ratio 2.7x 2.8x 3.0x 3.3x 2.7x 4.4x 3.2x 3.3x Lease Term Years 13.5 16.4 16.3 15.0 17.2 16.5 18.7 19.0 $223,186 $230,755 $322,203 $237,795 $175,738 $195,454 $328,370 $207,147 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In v e s tm e n t A c ti v it y ( $ 0 0 0 s )

Supplemental Information | As of March 31, 20238 Net Investment Activity Disposition Summary 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. Dispositions 2Q'21 3Q'21 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 Realized Gain/(Loss)1,2 (7.3%) 29.8%5 7.5% 0.4% 38.6% 11.1% 7.2% (2.1%) Cash Cap Rate on Leased Assets3 7.1% 6.5%5 6.0% 7.1%5 6.2% 6.2%5 6.9% 6.1%5 Leased Properties Sold4 6 11 2 6 8 12 25 17 Vacant Properties Sold4 1 — — — — — 1 — Rent Coverage Ratio 1.8x 1.2x 0.0x 2.5x5 1.1x 1.2x 2.1x 2.3x $19,578 $10,089 $4,466 $18,443 $26,091 $35,513 $75,522 $37,161 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1

Supplemental Information | As of March 31, 20239 Portfolio Summary Portfolio Highlights Investment Properties (#)1 1,688 Square Footage (mm) 16.5 Tenants (#) 348 Concepts (#) 556 Industries (#) 16 States (#) 48 Weighted Average Remaining Lease Term (Years) 13.9 Triple-Net Leases (% of Cash ABR) 95.1% Master Leases (% of Cash ABR) 65.9% Sale-Leaseback (% of Cash ABR)2,3 88.3% Unit-Level Rent Coverage 3.9x Unit-Level Financial Reporting (% of Cash ABR) 98.7% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 17.1% Average Investment Per Property ($mm) $2.4 Total Cash ABR ($mm) $310.3 1. Includes 150 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of March 31, 2023

Supplemental Information | As of March 31, 202310 Top 10 Tenants1 Properties2 % of Cash ABR 31 3.0% 6 1.8% 75 1.7% 23 1.6% 16 1.6% 9 1.5% 5 1.5% 17 1.5% 13 1.5% 6 1.4% Top 10 Tenants 201 17.1% Total 1,684 100.0% Portfolio Summary Tenant and Industry Diversification Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 150 properties that secure mortgage loans receivable and excludes four vacant properties. 3. Calculation excludes properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt Rent Per SqFt3 Car Washes Service $ 45,384 14.6% 152 763,642 $ 59.43 Early Childhood Education Service 38,611 12.4% 171 1,842,998 20.95 Quick Service Service 35,407 11.4% 406 1,130,103 31.47 Medical / Dental Service 33,469 10.8% 195 1,386,451 24.14 Automotive Service Service 25,750 8.3% 199 1,264,345 20.14 Casual Dining Service 20,590 6.6% 95 684,555 29.28 Convenience Stores Service 14,618 4.7% 130 489,694 30.26 Equipment Rental and Sales Service 13,257 4.3% 54 954,681 13.13 Other Services Service 7,546 2.4% 35 438,901 17.19 Family Dining Service 6,686 2.3% 38 249,173 26.83 Pet Care Services Service 4,798 1.5% 41 305,073 15.39 Service Subtotal $ 246,116 79.3% 1,516 9,509,616 $ 25.78 Entertainment Experience 24,611 8.0% 49 1,441,997 17.69 Health and Fitness Experience 12,813 4.1% 32 1,278,814 9.25 Movie Theatres Experience 4,305 1.4% 6 293,206 14.68 Experience Subtotal $ 41,729 13.5% 87 3,014,017 $ 13.75 Grocery Retail 9,756 3.1% 28 1,341,200 7.27 Home Furnishings Retail 2,049 0.7% 4 217,339 9.42 Retail Subtotal $ 11,805 3.8% 32 1,558,539 $ 7.57 Other Industrial Industrial 6,841 2.2% 26 1,155,651 5.92 Building Materials Industrial 3,855 1.2% 23 1,257,017 3.07 Industrial Subtotal $ 10,696 3.4% 49 2,412,668 $ 4.48 Total $ 310,346 100.0% 1,684 16,494,840 $ 18.73

Supplemental Information | As of March 31, 202311 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 36.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR Rent Coverage Ratio (x) Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of March 31, 2023, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.7% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.6% No Financial Information 0.9% Rent Coverage Ratio (x) ≥ 2.00x 72.5% Not Reported 1.5% 1.50x to 1.99x 13.9% 1.00x to 1.49x 9.2% < 1.00x 2.9%

Supplemental Information | As of March 31, 202312 Cash ABR % of # of Wgt. Avg. Lease Terminated Leases Re-Leased Total Year1 ($’000)s Cash ABR Properties2 Coverage3 $(000)s Renewals Without Vacancy After Vacancy Leasing 2023 1,033 0.3% 12 3.1x Prior Cash ABR $ 298 $ 4,619 $ 205 $ 5,123 2024 5,028 1.6% 48 5.9x New Cash ABR4 305 4,227 186 4,718 2025 2,257 0.7% 18 2.5x Recovery Rate 102.3% 91.5% 90.6% 92.1% 2026 2,753 0.9% 19 2.6x Number of Leases 2 20 4 26 2027 6,708 2.2% 65 2.7x Average Months Vacant — — 3.9 — 2028 4,095 1.3% 13 2.1x % of Total Cash ABR5 0.1% 1.4% 0.1% 1.5% 2029 5,678 1.8% 78 3.8x 2030 4,453 1.4% 48 6.4x 2031 13,803 4.4% 80 2.9x 2032 11,630 3.7% 47 3.7x 2033 7,412 2.4% 24 3.3x Vacant Properties at December 31, 2022 2 2034 28,344 9.1% 204 6.2x Expiration Activity — 2035 14,973 4.8% 101 4.1x Properties Subject to Lease Termination 6 2036 40,408 13.0% 166 4.4x Vacant Property Sales — 2037 27,215 8.8% 134 6.4x Properties Leased (4) 2038 13,400 4.3% 83 2.9x Vacant Properties at March 31, 2023 4 2039 18,758 6.0% 91 3.4x 2040 29,577 9.5% 133 2.7x 2041 22,681 7.3% 109 2.4x 2042 35,417 11.4% 160 3.4x Thereafter 14,723 5.1% 51 3.1x Total $ 310,346 100.0% 1,684 3.9x Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 1. Expiration year of contracts in place as of March 31, 2023, excluding any tenant option renewal periods that have not been exercised. 2. Property count includes 150 properties that secure mortgage loans receivable but excludes four vacant properties. 3. Weighted by cash ABR as of March 31, 2023. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of March 31, 2023. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics

Supplemental Information | As of March 31, 202313 Leasing Summary Same-Store Analysis Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is December 31, 2021 through March 31, 2023. The same- store portfolio for 1Q’23 is comprised of 1,413 properties and represents 78% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at March 31, 2023. Contractual Cash Rent: The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of March 31, 2023; excludes 1.) percentage rent that is subject to sales breakpoints per the lease and 2.) redevelopment properties in a free rent period. Defined Terms Same-Store Portfolio Performance Contractual Cash Rent ($000s) % Type of Business 1Q’23 1Q’22 Change Service $ 49,209 $ 48,344 1.8% Experience 6,741 6,714 0.4% Retail 2,951 2,915 1.3% Industrial 1,582 1,558 1.5% Total Same-Store Rent $ 60,483 $ 59,531 1.6%

Supplemental Information | As of March 31, 202314 Contractual Fixed 95.5% CPI 2.8% Flat 1.7% Leasing Summary Lease Escalations 1. Based on cash ABR as of March 31, 2023. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 81.1% 1.7% Every 2 years 1.3 1.5 Every 3 years 0.2 0.0 Every 4 years 0.2 1.0 Every 5 years 10.9 1.7 Other escalation frequencies 4.6 1.1 Flat 1.7 0.0 Total / Weighted Average 100.0% 1.6%

Supplemental Information | As of March 31, 202315 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization expense, other non-cash charges and capitalized interest expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Information | As of March 31, 202316 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Information | As of March 31, 202317 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.